FOR IMMEDIATE RELEASE

ANDINA ACQUISITION CORPORATION ANNOUNCES PRIVATE PLACEMENT COMMITMENTS

FOR UP TO $8,653,000

New York, NY and Barranquilla, Colombia – December 19, 2013 – Andina Acquisition Corporation (NASDAQ: ANDA; ANDAW) (“Andina”) today announced that it has entered into binding commitments with two investors (collectively, the “Purchaser”) pursuant to which the Purchaser will purchase up to an aggregate of 850,000 ordinary shares of Andina at a price $10.18 per share, for an aggregate purchase price of up to $8,653,000. The number of shares actually purchased will be based on the number of public shares outstanding immediately following the closing of the merger (“Merger”) between Andina and privately-held Tecnoglass S.A. and C.I. Energia Solar S.A. E.S. Windows (collectively, “Tecnoglass”). The proceeds will be used for general working capital purposes.

In connection with the private placement, an affiliate of A. Lorne Weil, Non-Executive Chairman of Andina, has agreed that it and/or its designees will transfer to the Purchaser, at closing, up to an aggregate of 796,875 warrants to purchase Andina ordinary shares (such amount to be reduced pro rata based on the number of shares actually purchased by the Purchaser).

Closing of the private placement is conditional upon, and is expected to occur ten days after, the closing of the Merger of Andina and Tecnoglass.

As previously announced, Andina will hold its Extraordinary General Meeting of Shareholders (the “Meeting”) on Friday, December 20, 2013 at 9:00 a.m. ET at the offices of Graubard Miller, 405 Lexington Avenue, New York City. All shareholders of record as of November 22, 2013 are entitled to vote at the Meeting in person or by proxy to approve, among other things, the proposed business combination between Andina and Tecnoglass that will allow Tecnoglass to go public, with the current owners of Tecnoglass retaining majority ownership and control.

Additionally, information regarding the private placement will be available in a Current Report on Form 8-K that will be filed by Andina with the Securities and Exchange Commission. Additional information regarding the Meeting and the proposed merger is available in the Definitive Proxy Statement filed by Andina with the Securities and Exchange Commission on December 4, 2013, a copy of which may be accessed, free of charge, at www.sec.gov.

Ensuring Your Vote is Counted

Andina advises holders of its ordinary shares to move these securities into accounts which do not permit the lending of securities, so called cash accounts or segregated accounts, and out of accounts that permit the lending of securities, such as margin accounts. These steps are designed to ensure that votes related to ordinary shares beneficially owned by shareholders are properly counted. Beneficial owners of ordinary shares that have been lent out (either with or without the beneficial owners’ knowledge) are not permitted to vote those shares.

Not a Proxy Statement

This press release is not a proxy statement or a solicitation of proxies from the holders of ordinary shares of Andina and does not constitute an offer of any securities of Andina for sale. Any solicitation of proxies will be made only by the Definitive Proxy Statement of Andina that was mailed to all shareholders of record as of November 22, 2013. Investors and security holders of Andina are urged to read the Definitive Proxy Statement and appendices thereto, because they contain important information about Andina and Tecnoglass.

About Tecnoglass

Tecnoglass is a leading manufacturer of hi-spec, architectural glass and windows for the global residential and commercial construction industries. Headquartered in Barranquilla, Colombia, Tecnoglass operates out of a 1.2 million square foot vertically-integrated, state-of-the-art manufacturing complex that provides easy access to the Americas, the Caribbean, and the Pacific. Tecnoglass sells to more than 300 customers in North, Central and South America, and exports approximately 43% of its production to foreign countries, with the United States accounting for approximately 30% of Company revenues in 2012. Tecnoglass’s tailored, high-end products are found on some of the world’s most distinctive properties, including the El Dorado Airport (Bogota), Imbanaco Medical Center (Cali), Trump Plaza (Panama), Trump Tower (Miami), and The Woodlands (Houston).

About Andina Acquisition Corporation

Andina Acquisition Corporation was incorporated in the Cayman Islands on September 21, 2011 as a blank check company for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, recapitalization, reorganization or other similar business combination with one or more businesses or entities.

Andina’s initial public offering was declared effective March 16, 2012 and was consummated on March 22, 2012. Andina received net proceeds of $38.3 million through the sale of 4.0 million units, each consisting of one ordinary share and one warrant and certain private placements that were consummated simultaneously with the initial public offering. As of October 31, 2013, Andina held approximately $42.74 million in a trust account maintained by an independent trustee, which will be released upon the consummation of the business combination.

Additional information regarding Andina Acquisition Corporation may be found at www.andinaacquisition.com. Additional information regarding Tecnoglass may be found at http://www.tecnoglass.com. The information in Andina’s website and Tecnoglass’ website is not, and shall not be deemed to be, a part of this notice or incorporated in filings Andina makes with the Securities and Exchange Commission.

Forward Looking Statements

This press release includes certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding future financial performance, future growth and future acquisitions. These statements are based on Andina’s and Tecnoglass’s managements’ current expectations or beliefs and are subject to uncertainty and changes in circumstances. Actual results may vary materially from those expressed or implied by the statements herein due to changes in economic, business, competitive and/or regulatory factors, and other risks and uncertainties affecting the operation of Tecnoglass’ business. These risks, uncertainties and contingencies include: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement for the business combination (the “Merger Agreement”), (2) the outcome of any legal proceedings against Andina, Tecnoglass, ES; (3) the inability to complete the transaction contemplated by the Merger Agreement, including due to failure to obtain approval of the shareholders of Andina or other conditions to closing in the Merger Agreement; (4) delays in obtaining, adverse conditions contained in, or the inability to obtain necessary regulatory approvals or complete regulator reviews required to complete the transactions contemplated by the Merger Agreement; (5) the risk that the proposed transaction disrupts current plans and operations as a result of the announcement and consummation of the transaction described therein and herein; (6) the ability to recognize the anticipated benefits of the business combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with suppliers and obtain adequate supply of products and retain its key employees; (7) costs related to the proposed business combination; (8) changes in applicable laws or regulations; (9) the possibility that the combined company may be adversely affected by other economic, business, and/or competitive factors; and (10) other risks and uncertainties indicated from time to time in Andina’s filings with the Securities and Exchange Commission. The information set forth herein should be read in light of such risks. Further, investors should keep in mind that Tecnoglass’ financial results in any particular period may not be indicative of future results. Neither Andina nor Tecnoglass is under any obligation to, and expressly disclaims any obligation to, update or alter its forward-looking statements, whether as a result of new information, future events, changes in assumptions or otherwise.

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Contacts:

The Equity Group Inc.

Devin Sullivan, Senior Vice President

212-836-9608

dsullivan@equityny.com

Thomas Mei, Associate

212-836-9614

tmei@equityny.com